Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 1 dated February 6, 2020

to

Prospectus dated February 6, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

Distributions

On February 6, 2020, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.1750 per share to be paid on June 12, 2020 to stockholders of record as of June 10, 2020, which we refer to as the “Record Date.” The payment of such distribution is contingent upon the completion of our Initial Closing prior to such record date. Accordingly, if our Initial Closing is not completed prior to such record date, we will not pay such distribution.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.